Condensed Consolidated Financial Statements Durango Permian LLC and Subsidiaries March 31, 2024

Page Condensed Consolidated Balance Sheet 3 Condensed Consolidated Statement of Operations 4 Condensed Consolidated Statement of Member’s Capital 5 Condensed Consolidated Statement of Cash Flows 6 Notes to Condensed Consolidated Financial Statements 7-12 Contents

Durango Permian LLC and Subsidiaries CONDENSED CONSOLIDATED BALANCE SHEET March 31, 2024 (In Thousands) (Unaudited) The accompanying notes are an integral part of these statements. Page 3 of 12 March 31, 2024 Assets Cash and Cash Equivalents 9,341$ Accounts Receivable 20,676 Prepaid Expenses 164 Assets from Risk Management Activities, current 163 Total Current Assets 30,344 Property, Plant and Equipment 511,039 Accumulated Depreciation (82,712) Property, Plant and Equipment, net 428,327 Capitalized Software, net 95 Right-of-Use Assets 5,217 Credit Facility Deferred Financing Costs, net 8,683 Other Assets, net 231 Total Assets 472,897$ Liabilities Accounts Payable and Accrued Liabilities 28,840$ Operating Lease Liabilities, current 3,679 Payable to Affiliate 1,860 Total Current Liabilities 34,379 Long Term Debt, net 244,141 Operating Lease Liabilities 1,544 Total Liabilities 280,064 Commitments and Contingencies (Note 5) Member's Capital Contributed Capital 109,385 Accumulated Earnings 83,448 Total Member's Capital 192,833 Total Liabilities and Member's Capital 472,897$

Durango Permian LLC and Subsidiaries CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the three months ended March 31, 2024 (In Thousands) (Unaudited) The accompanying notes are an integral part of these statements. Page 4 of 12 Revenues Natural Gas Liquids Sales 45,364$ Natural Gas Sales 20,654 Condensate Sales 7,254 Loss from Risk Management Activities (570) Total Revenue 72,702 Costs and Expenses Cost of Gas 42,342 Operating Expenses 15,127 General, Administrative and Transaction Costs 1,657 Depreciation and Amortization 5,524 Total Costs and Expenses 64,650 Income from Operations 8,052 Interest Expense (6,331) Net Income 1,721$ Three Months Ended March 31, 2024

Durango Permian LLC and Subsidiaries CONDENSED CONSOLIDATED STATEMENT OF MEMBER’S CAPITAL March 31, 2024 (In Thousands) (Unaudited) The accompanying notes are an integral part of these statements. Page 5 of 12 Member's Capital Accumulated Earnings Total Member's Capital Balance, December 31, 2023 80,635$ 81,727$ 162,362$ Contributions 30,000 - 30,000 Distributions (1,250) - (1,250) Net Income - 1,721 1,721 Balance, March 31, 2024 109,385$ 83,448$ 192,833$

Durango Permian LLC and Subsidiaries CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS For the three months ended March 31, 2024 (In Thousands) (Unaudited) The accompanying notes are an integral part of these statements. Page 6 of 12 Cash Flows from Operating Activities Net Income 1,721$ Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities Depreciation and Amortization 5,524 Amortization of Right-of-Use Assets 2,175 Amortization of Deferred Financing Costs 855 Unrealized Loss from Risk Management Activities 1,988 Change in Operating Assets and Liabilities: Accounts Receivable 6,889 Prepaids 14 Accounts Payable and Accrued Liabilities (41,324) Operating Lease Liabilities (2,191) Payable to Affiliates 224 Other (13) Net Cash Provided by Operating Activities (24,138) Cash Flows from Investing Activities Capital Expenditures (28,809) Net Cash Used in Investing Activities (28,809) Cash Flows from Financing Activities Borrowings Under Credit Facility 28,000 Capital Contributions 30,000 Capital Distributions (1,250) Net Cash Provided by Financing Activities 56,750 Net Change in Cash and Cash Equivalents 3,803 Cash and Cash Equivalents, Beginning of Period 5,538 Cash and Cash Equivalents, End of Period 9,341$ Supplemental Cash Flow Information: Investing and Financing Activities Cash Paid for Interest 5,476$ Three Months Ended March 31, 2024

Page 7 of 12 NOTE 1 - ORGANIZATION, BUSINESS OPERATIONS AND BASIS OF PRESENTATION Durango Permian LLC (“Durango Permian” or “the Company”) is a Delaware limited liability company formed on October 17, 2018 and commenced operations on March 1, 2019. Durango Permian was created for the purpose of acquiring and holding midstream business interests for its ultimate parent company, Durango Investment Holdings LLC (“DIH” or “Parent”). Within these notes to the Condensed Consolidated Financial Statements, unless the context requires otherwise, references to “we,” “us,” “our,” “Durango Permian,” or the “Company” are intended to mean the business and operations of Durango Permian and its consolidated subsidiaries. These entities represent businesses engaged in the following: • Gathering, compressing, treating, processing, transporting and selling natural gas; and • Treating, transporting and selling natural gas liquids (“NGLs”) and condensate; and • Sequestering greenhouse gases by compressing and injecting carbon dioxide and other constituents down acid gas injection wells. For the period presented and disclosed within the Condensed Consolidated Financial Statements and these accompanying notes, the Company owned and operated natural gas processing plants and related assets in New Mexico with a combined nameplate processing capacity of 220 million cubic feet per day (“MMcfd”). The accompanying unaudited interim financial statements and related notes present the Company’s consolidated financial position as of March 31, 2024, and the income, cash flows and changes in member’s capital for the three months ended March 31, 2024. The unaudited interim Condensed Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). All significant intercompany balances and transactions have been eliminated in consolidation. The Company’s accounting policies and applicable recent accounting pronouncements are set forth in Summary of Significant Accounting Policies of the Notes to Consolidated Financial Statements in our Consolidated Financial Statements as of and for the year ended December 31, 2023 (see Note 2 thereof). There were no significant updates or revisions to our accounting policies or applicable recent accounting pronouncements during the three months ended March 31, 2024.

Page 8 of 12 NOTE 2 - PROPERTY, PLANT AND EQUIPMENT AND CAPITALIZED SOFTWARE Property, Plant and Equipment and Capitalized Software consist of the following at March 31, 2024 (in thousands): Useful Lives March 31, 2024 Buildings and Improvements 5 - 40 years 187$ Pipeline and Rights of Way 16 - 40 years 218,742 Plant Equipment 3 - 40 years 117,831 Compressor Equipment 3 - 40 years 56,899 Other Machinery & Equipment 4 - 40 years 5,059 Office Furniture and Fixtures and Computer/IT Equipment 3 - 40 years 254 Construction in Progress 112,067 Property, Plant and Equipment 511,039 Less: Acumulated Depreciation (82,712) Property, Plant and Equipment, net 428,327$ Capitalized Software 5 years (or term of license, if shorter) 441$ Accumulated Amortization (346) Capitalized Software, net 95$ For the three months ended March 31, 2024 depreciation expense was $5.5 million. NOTE 3 - DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES The primary purpose of commodity risk management activities is to manage the Company’s exposure to commodity price risk and reduce volatility in operating cash flows due to fluctuations in commodity prices. During the three months ended March 31, 2024, the Company entered into derivative instruments to hedge the commodity price risks associated with a portion of the natural gas, NGL and condensate equity volumes. These hedge positions will move favorably in periods of falling commodity prices and unfavorably in periods of rising commodity prices. The Company has elected to not adopt hedge accounting for its hedge positions and will recognize gains and losses in earnings on the Consolidated Statements of Operations. At March 31, 2024, the notional volumes of the remaining commodity derivative contracts were: Commodity Instrument Unit March 31, 2024 Natural Gas Swaps and Basis Swaps MMBtu 2,293,770 NGL Swaps Gal 12,030,256 Condensate Swaps and Basis Swaps Bbl 69,000

Page 9 of 12 The components of Gain (Loss) from Risk Management Activities in the Consolidated Statements of Operations related to commodity derivatives are as follows (in millions): Three Months Ended March 31, 2024 Realized Gain (Loss) on Derivatives 1,417$ Change in Fair Value of Derivatives (1,987) Gain (Loss) from Risk Management Activities (570)$ The derivative contracts are subject to netting arrangements that permit the Company to net cash settle offsetting asset and liability positions with the same counterparty within the same Durango Permian entity. The Company records derivatives, assets and liabilities on the Consolidated Balance Sheets on a net basis, considering the effect of master netting arrangements. The impact of reporting derivatives on the Consolidated Balance Sheets on a gross basis, as opposed to the net balance as presented at March 31, 2024 (in thousands) is as follows: Valuation at March 31, 2024 Current Risk Management Asset 1,631$ Current Risk Management Liability (1,468) Net Current Risk Management Asset 163$ The fair value of the derivative instruments was determined by the use of present value methods with assumptions about commodity prices based on those observed in underlying markets, which represent Level 2 inputs in the valuation hierarchy (see Note 2), and the Company believes it has obtained the most accurate information available for the types of derivative contracts held. The estimated fair value of the derivative instruments was a net asset of $0.2 million as of March 31, 2024. The Company considered the need for a credit risk adjustment and determined that one was not necessary as of March 31, 2024. NOTE 4 - LEASES The Company leases office space and equipment under operating leases expiring through November 2025, some of which include options to permit renewals for additional periods. Such options were not included in the measurement of operating lease right-of-use assets and operating lease liabilities. At March 31, 2024, future minimum lease payments under these leases are as follows (in thousands): Remainder of 2024 3,132$ 2025 2,441 Thereafter - Total Undiscounted Lease Payments 5,573 Discount to Present Value (350) Total Lease Expense 5,223$

Page 10 of 12 NOTE 5 - COMMITMENTS AND CONTINGENCIES Concentration of Credit Risk Financial instruments that potentially subject the Company to a significant concentration of credit risk comprise primarily cash and cash equivalents, commodity swaps utilized in risk management activities and trade receivables. First, the Company maintains cash balances at financial institutions that provide federal insurance, however the possibility of a loss exists if the banks holding excess deposits were to fail. Secondly, management monitors the credit ratings and concentration of credit risk with counterparties on a continuous basis to mitigate credit risk. Finally, management believes that its constant review of receivable balances and its billing and collection policies are adequate to identify and minimize potential credit risk. The Company also monitors and evaluates concentrations of credit risk related to trade accounts receivable and revenues from customers in the business of oil and gas production, transportation and marketing. This industry is impacted by changes in commodity prices. The Company’s concentration in the oil and gas industry in the Permian Basin and reliance upon service providers to the oil and gas industry could significantly impact the Company’s financial position and results of operations. The Company is also subject to certain contractual minimum volume commitments with operators of takeaway residue gas and NGL pipeline infrastructure that provide downstream market access from certain natural gas processing facilities. During the three months ended March 31, 2024, sales to four customers accounted for approximately 76% of total Company sales and the total balance due from these customers at March 31, 2024 was approximately 76% of total receivables. During the three months ended March 31, 2024, payments to three producers represented approximately 81% of total cost of gas and the total balance due to these producers at March 31, 2024 was approximately 28% of total accounts payable and accrued liabilities. Litigation The Company, in the normal course of business, may be a defendant in various legal actions. At March 31, 2024, no liabilities have been recorded as no matters have been identified that are considered to be probable or estimable.

Page 11 of 12 NOTE 6 - FINANCING ACTIVITIES Long-term debt at March 31, 2024 consisted of the following (in thousands): March 31, 2024 Amended Credit Facility: Term Loan 100,000$ Revolving Facility 148,000 Incremental Revolving Facility - Total Debt 248,000 Less: Term Loan Debt Issuance Costs (3,859) 244,141 Less: Current maturities - Total Long-term debt 244,141$ Senior Secured Credit Facility On March 1, 2019, the Company entered into a credit agreement to establish a senior secured revolving credit facility (the “Credit Facility”). The Credit Facility had a maturity date of March 1, 2024 and provided available commitments up to $200 million. The Credit Facility was amended on December 4, 2023, resulting in a loss on the extinguishment of debt of $0.3 million as of December 31, 2023. Amended and Restated Credit Facility On December 4, 2023, the Company amended and restated the credit agreement to establish senior secured revolving facilities and a term facility (the “Amended Credit Facility”). The amendment extends the maturity date to December 4, 2027 and provides available commitments up to $325 million, dependent on terms and conditions as defined in the credit agreement. Proceeds from the Amended Credit Facility were used to repay outstanding borrowings under the Credit Facility of $200 million, to pay fees and expenses related to the offering and for general working capital needs. The Amended Credit Facility includes a term loan, revolving loan facility and incremental revolving facility. The incremental revolving facility provides contingent borrowing availability under the Amended Credit Facility. As a condition precedent (“Condition Precedent”) to the availability of any incremental revolving facility commitment, the Company shall have received common equity contributions of no less than $30 million on or before March 31, 2024. By March 12, 2024, the Company had received $30 million of contributions from an affiliate, in accordance with the Condition Precedent defined in the Amended Credit Facility. The Amended Credit Facility bears interest costs that are dependent on the consolidated leverage as defined in the credit agreement. The Company is required to pay a commitment fee ranging from 0.375% to 0.500% (dependent upon the Company’s consolidated leverage ratio) on the daily average unused portion of the Amended Credit Facility. Loans under the Amended Credit Facility bear interest at either a base rate or SOFR (at the Company’s option) plus, a margin of 2.00% to 3.00% (in the case of alternate base rate loans) or 3.00% to 4.00% (in the case of SOFR loans), in each case based on the Company’s consolidated leverage ratio. The effective interest rate was 8.7% as of March 31, 2024. The Amended Credit Facility is secured by substantially all assets of the Company and subsidiaries. The Company is subject to financial and other covenants related to the Amended Credit Facility. As of March 31, 2024, the Company is in compliance with all financial and other covenants.

Page 12 of 12 As of March 31, 2024, the Company had $248 million in aggregate principal amount outstanding under the Amended Credit Facility and there are no letters of credit issued under the Amended Credit Facility. As of March 31, 2024, accrued interest payable was $3.3 million. As of March 31, 2024, there was $77 million available to be drawn on the Amended Credit Facility under the Condition Precedent. NOTE 7 - MEMBER’S CAPITAL The Company is a wholly owned subsidiary of Durango Midstream LLC (“Durango Midstream”) and Member’s Capital consists of contributions and distributions of cash. During the three months ended March 31, 2024, contributions from Durango Midstream totaled $30.0 million and distributions made by Durango Permian totaled $1.3 million. NOTE 8 - EMPLOYEE BENEFIT PLAN The Company’s Parent sponsors a 401(k) savings plan (the “Plan”) in which the Company’s employees are eligible to participate. The Plan is a defined contribution plan in which all eligible salaried and hourly employees may participate. Under the Plan, the Company matches employee contributions up to 5% of participants’ respective annual compensation. For the three months ended March 31, 2024, the Company’s matching contributions to the Plan were $0.1 million. NOTE 9 - RELATED PARTY TRANSACTIONS During the three months ended March 31, 2024, the Company had transactions with related parties in the normal course of business. The Company is subject to a Services Agreement whereby certain affiliates that are subsidiaries of DIH provide services for the Company including employment and payroll services and whereby general and administrative costs are allocated. During the three months ended March 31, 2024, the Company was charged $0.2 million for employment and payroll services and was charged $1.2 million for general and administrative costs by these affiliates. From time to time and pursuant to the governing documents the Company may reimburse an affiliate of its equity sponsor, Morgan Stanley Energy Partners (“MSEP”), for out-of-pocket costs, fees and expenses incurred in connection with or related to its investment in the Company. At March 31, 2024, there was a payable to affiliates of $1.9 million. NOTE 10 - SUBSEQUENT EVENTS The Company evaluated its March 31, 2024 financial statements for subsequent events through May 30, 2024, the date the financial statements were available to be issued.